                                                                    EXHIBIT (k)

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED SEPTEMBER 30, 1998




                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price


Class A Shares



                                                       $.9300
                                                       ------
                                                       $19.15                             = 4.86%



Class B Shares


                                                       $.7980
                                                       ------
                                                       $18.23                             = 4.38%



Class C Shares


                                                       $.7980
                                                       ------
                                                       $18.23                             = 4.38%



                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS A SHARES

       TOTAL RETURN CALCULATION NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,000.90     =     ERV

Nine month period ended 09/30/98 = (9 Mos.)                                    .75     =     n

TOTAL RETURN FOR THE PERIOD                                                   .12%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,050.82     =     ERV

Nine month period ended 09/30/98 = (9 Mos.)                                    .75     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.83%     =     T


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998
                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,027.90     =     ERV

One year period ended 09/30/98 = (12 Mos.)                                       1     =     n

TOTAL RETURN FOR THE PERIOD                                                  2.79%     =     T

Excluding Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,079.30     =     ERV

One year period ended 09/30/98 = (12 Mos.)                                       1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.93%     =     T


                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS A SHARES
          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,254.80     =     ERV

Five years ended 09/30/98 = (60 Mos.)                                            5     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.64%     =     T

Excluding Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,317.07     =     ERV

Five years ended 09/30/98 = (60 Mos.)                                            5     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.66%     =     T


           TOTAL RETURN CALCULATION TEN YEARS ENDED SEPTEMBER 30, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,125.93     =     ERV

Ten Years Ended 09/30/98  = (120 Mos.)                                          10     =     n

TOTAL RETURN FOR THE PERIOD                                                   7.83%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                                             $18.24
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $2,231.83     =     ERV

Ten Years Ended 09/30/98  = (120 Mos.)                                          10     =     n

TOTAL RETURN FOR THE PERIOD                                                   8.36%    =     T



                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS A SHARES
          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


                                                             n
Formula                                                P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                         $18.24
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $2,478.60     =     ERV

Inception through 09/30/98  = (137 Mos.)                 11.42     =     n

TOTAL RETURN FOR THE PERIOD                               8.27%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                         $18.24
Initial Investment                                   $1,000.00     =     P
Ending Redeemable Value                              $2,602.01     =     ERV

Inception through 09/30/98  = (137 Mos.)                 11.42     =     n

TOTAL RETURN FOR THE PERIOD                               8.73%    =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                              ERV - P
                                                     -------
                                                        P           =     T

Including Payment of the Sales Charge
Net Asset Value                                         $18.24
Initial Investment                                   $1,000.00      =     P
Ending Redeemable Value                              $2,478.60      =     ER

TOTAL RETURN FOR THE PERIOD                            147.86%      =     T

Excluding Payment of the Sales Charge
Net Asset Value                                         $18.24
Initial Investment                                   $1,000.00      =     P
Ending Redeemable Value                              $2,602.01      =     ER

TOTAL RETURN FOR THE PERIOD                            160.20%       =    T

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS B SHARES

       TOTAL RETURN CALCULATION NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,005.14     =     ERV

Nine month period ended 09/30/98  = (9 Mos.)                                   .75     =     n

TOTAL RETURN FOR THE PERIOD                                                   .69%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,045.14     =     ERV

Nine month period ended 09/30/98  = (9 Mos.)                                   .75     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.06%     =     T


        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,031.52     =     ERV

One year period ended 09/30/98  = (12 Mos.)                                      1     =     n

TOTAL RETURN FOR THE PERIOD                                                  3.15%     =     T


Excluding Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,071.52     =     ERV

One year period ended 09/30/98  = (12 Mos.)                                      1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.15%     =     T

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS B SHARES
          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,254.04     =     ERV

Five years ended 09/30/98 = (60 Mos.)                                            5     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.63%     =     T

Excluding Payment of the Sales Charge
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,269.04     =     ERV

Five years ended 09/30/98 = (60 Mos.)                                            5     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.88%     =     T



          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,333.50     =     ERV

Inception through 09/30/98  = (65 Mos.)                                       5.41     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.46%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,343.50     =     ERV

Inception through 09/30/98  = (65 Mos.)                                       5.41     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.61%     =     T


                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS B SHARES
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                                             ERV - P
                                                                    -------
                                                                       P           =     T

Including Payment of the CDSC
Net Asset Value                                                        $18.23
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,333.50      =     ERV

TOTAL RETURN FOR THE PERIOD                                            33.35%      =     T


Excluding Payment of the CDSC
Net Asset Value                                                        $18.23
Initial Investment                                                  $1,000.00      =     P
Ending Redeemable Value                                             $1,343.50      =     ERV

TOTAL RETURN FOR THE PERIOD                                            34.35%      =     T


                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS C SHARES

       TOTAL RETURN CALCULATION NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,035.14     =     ERV

Nine month period ended 09/30/98  = (9 Mos.)                                   .75     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.71%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,045.14     =     ERV

Nine month period ended 09/30/98  = (9 Mos.)                                   .75     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.06%     =     T

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998
                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,061.52     =     ERV

One year period ended 09/30/98  = (12 Mos.)                                      1     =     n

TOTAL RETURN FOR THE PERIOD                                                  6.15%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,071.52     =     ERV

One year period ended 09/30/98  = (12 Mos.)                                      1     =     n

TOTAL RETURN FOR THE PERIOD                                                  7.15%     =     T


                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS C SHARES

       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,269.79     =     ERV

Five year period ended 09/30/98  = (60 Mos.)                                     5     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.89%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,269.79     =     ERV

Five year period ended 09/30/98  = (60 Mos.)                                     5     =     n

TOTAL RETURN FOR THE PERIOD                                                  4.89%     =     T


          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998
                                                                                 n
Formula                                                                    P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,296.04     =     ERV

Inception through 09/30/98  = (62 Mos.)                                       5.13     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.18%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                             $18.23
Initial Investment                                                       $1,000.00     =     P
Ending Redeemable Value                                                  $1,296.04     =     ERV

Inception through 09/30/98  = (62 Mos.)                                       5.13     =     n

TOTAL RETURN FOR THE PERIOD                                                  5.18%     =     T



                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                                - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998






Formula                                                                ERV - P
                                                                       -------
                                                                           P         =     T
Including Payment of the CDSC
Net Asset Value                                                           $18.23
Initial Investment                                                     $1,000.00     =     P
Ending Redeemable Value                                                $1,296.04     =     ERV

TOTAL RETURN FOR THE PERIOD                                               29.60%     =     T

Excluding Payment of the CDSC
Net Asset Value                                                           $18.23
Initial Investment                                                     $1,000.00     =     P
Ending Redeemable Value                                                $1,296.04     =     ERV

TOTAL RETURN FOR THE PERIOD                                               29.60%     =     T
